UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 3, 2023

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4300 Water Canyon Road, Unit 1 Winnemucca, Nevada 89445
(Address of principal executive offices) (Zip code)
(775) 304-0260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase common stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase common stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
On April 3, 2023, Hycroft Mining Holding Corporation (the “Company”) filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (“DGCL”), seeking validation of amendments to its certificate of incorporation increasing the authorized shares of Class A common stock of the Company (as further described below).
At a special meeting of the stockholders of the Company held on May 29, 2020 (the “2020 Special Meeting”), a majority of the then-outstanding shares of the Company’s Class A common stock and Class B common stock, voting as a single class, voted to approve the Company’s Second Amended and Restated Certificate of Incorporation, which, among other things, increased the authorized shares of the Company’s Class A common stock from 100,000,000 to 400,000,000 (the “First Authorized Share Charter Amendment”). On March 15, 2022, the holders of a majority of the then-outstanding Class A common stock delivered to the Company written consents approving an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which increased the authorized shares of the Company’s Class A common stock from 400,000,000 to 1,400,000,000 (the “Second Authorized Share Charter Amendment” and, together with the First Authorized Share Charter Amendment, the “Charter Amendments”).
A recent decision of the Court of Chancery has created uncertainty regarding the validity of the Charter Amendments and whether a separate vote of the majority of the then-outstanding shares of Class A common stock would have been required under Section 242(b)(2) of the DGCL for the First Authorized Share Charter Amendment. Further, in reliance on the validity of the First Authorized Share Charter Amendment and the Second Amended and Restated Certificate of Incorporation, the Company filed the Second Authorized Share Charter Amendment with the Secretary of State of the State of Delaware.
The Company continues to believe that a separate vote of Class A common stock was not required to approve the First Authorized Share Charter Amendment. However, in light of the recent Court of Chancery decision, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL (i) seeking validation of the Charter Amendments to resolve any uncertainty with respect thereto and (ii) declaring that all shares of Class A common stock, and other securities that are convertible, exercisable or exchangeable into Class A common stock, issued in reliance on the Charter Amendments are valid and effective (the “Section 205 Action”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors. The Section 205 Action filed by the Company in the Court of Chancery is captioned In re Hycroft Mining Holding Corporation, C.A. No. 2023-0394-LWW (Del. Ch.). A copy of the Company’s petition filed in the Section 205 Action is attached as an exhibit to this Current Report on Form 8-K (this “Current Report”). The same day the Section 205 Action was filed, the Company also moved that the Court’s consideration of the Section 205 Action be expedited.
While the Company believes that a separate vote of Class A common stock was not required to approve the First Authorized Share Charter Amendment at the 2020 Special Meeting, if the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s decision referenced above could have a material adverse effect on the Company, including its ability to obtain future financing and effectuate future securities issuances, until the underlying issues are definitively resolved.
On April 4, 2023, the Court of Chancery granted the Company’s motion for expedited proceedings in the Section 205 Action. The Court of Chancery directed the Company to (i) file this Current Report, attaching the petition filed by the Company in the Section 205 Action; and (ii) notify its stockholders that the Court of Chancery will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Action on April 24, 2023, at 11:20 a.m., Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Section 205 Hearing”). This Current Report hereby constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholders of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Hycroft Mining Holding Corporation, C.A. No. 2023-0394-LWW (Del. Ch.), in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Edward B. Micheletti, Skadden, Arps, Slate, Meagher & Flom LLP, at Edward.Micheletti@skadden.com.
Cautionary Note Regarding Forward-Looking Statements
This filing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions and include, but are not limited to, statements regarding (i) the Section 205 Action, (ii) the Court of Chancery’s decision with respect to the Section 205 Action, (iii) the final hearing, including the outcome, in relation to the Section 205 Action and (iv) future events related thereto and to the Charter Amendments, including future financing and securities issuances. Such forward-looking statements are subject to various risks and uncertainties. Please see the “Risk Factors” set forth the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed with the SEC for more information about these and other risks. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this filing. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this filing speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
99.1	Petition filed by Hycroft Mining Holding Corporation in the Delaware Court of Chancery on April 3, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYCROFT MINING HOLDING CORPORATION (Registrant)
Dated: April 6, 2023	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer